DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2012
DESCRIPTION OF BUSINESS
DESCRIPTION OF BUSINESS
1. DESCRIPTION OF BUSINESS

NewLead Holdings Ltd. (the “Company” or “NewLead”) was incorporated on January 12, 2005.

NewLead has historically been an international shipping company, and is now an international, vertically integrated shipping and commodity company. As of December 31, 2012, the Company owns two dry bulk vessels and manages two double-hulled product tankers owned by third parties. NewLead’s principal activity is the ownership and operation of dry bulk vessels and the operation of product tankers owned by third parties that transport a variety of refined petroleum products and a wide array of unpackaged cargo world-wide. In addition, under specific management agreements, the Company performs part of the commercial, the technical and the operational management of vessels owned by a third party.

In April 2012, a wholly-owned U.S. subsidiary of the Company entered into a joint venture agreement with J Mining & Energy Group to purchase thermal coal (used in power plants for electricity generation) located in Kentucky, USA. The joint venture has entered into agreements to purchase certain quantities of thermal coal with specified minimum qualities (after processing at the mine by the mine operator) over a five-year period. The Company expects to market and distribute the thermal coal to end users or distributors, located primarily in Asia, and transport it using the Company’s vessels. In connection with entering into the joint venture arrangement, the Company’s U.S. subsidiary was converted from a Delaware limited liability company into a Delaware corporation and its name was changed from NewLead Holdings (US) LLC to NewLead Holdings (US) Corp. In addition, in April 2012, NewLead entered into an agreement for the establishment of a new entity, NewLead Mojave Holdings LLC. The Company contributed to the capital of the new entity 100% of NewLead Holdings (US) Corp. share capital, while Mojave Finance Inc. agreed to make available a loan of $3,000 to NewLead Holdings (US) Corp. The Company controls 52% of NewLead Mojave Holdings LLC.

Up to the date of issuance of these financial statements, the Company has completed the negotiations with its lenders under the Financing Documents (as defined below) regarding the terms of the Restructuring Proposal (as defined below) presented on November 8, 2011 and finalized the satisfaction and release of the Company’s obligations under certain of its debt agreements and the amendment of the terms of certain other debt agreements. As part of the restructuring efforts, the Company has sold vessels as part of the arrangements with its lenders to reduce and discharge the Company’s obligations. During 2011 and up to the date of issuance of these financial statements, the Company has sold, disposed of or handed control over to its lenders a total of 20 vessels and hulls under construction (or the ownership of the shipowning subsidiaries) in connection with the restructuring plan. To the extent that the Company has sold vessels, the sale proceeds have been used to repay the related debt. See Notes 10, 11, 15, 16, 17 and 25 for a detailed description of certain recent developments relating to the restructuring plan.

In connection with the 2009 recapitalization, the Company issued $145,000 in aggregate principal amount of 7% senior unsecured convertible notes due 2015 (the “7% Notes”). The issuance of the 7% Notes was pursuant to an Indenture dated October 13, 2009, between the Company and Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (as the successor of Cyprus Popular Bank)”), and a Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. (“Focus”) as purchasers. In November 2009, Focus Maritime Corp., a company controlled by Mr. Zolotas, the Company’s Chairman and Chief Executive Officer, converted $20,000 of the 7% Notes into approximately 2.2 million new common shares. In connection with the Company’s debt restructuring, on July 2, 2012, the company entered into an agreement with Focus for the conversion of its remaining $124,900 of the 7% Notes, together with interest accrued thereon and future interest payments and an additional fee payable to Focus as an inducement for the conversion, into approximately 264.9 million common shares of the Company. Under the agreement, the Company may not allow debt to equity conversions on more favorable terms to other debtors. As of December 31, 2012, Investment Bank of Greece retained $100 outstanding principal amount of the 7% Notes. The Investment Bank of Greece was also granted warrants to purchase up to 416,667 common shares of the Company at an exercise price of $24.00 per share, with an expiration date of October 13, 2015, in connection with advisory services provided by the Investment Bank of Greece to the Company (refer to Note 16). As a result of this conversion, Focus, as at December 31, 2012, owned approximately 67% of the Company’s outstanding common shares.

Newlead Shipping S.A. (“Newlead Shipping”) is an integrated technical and commercial management company that manages oil tankers as well as dry bulk vessels through its subsidiaries. It provides a broad spectrum of technical and commercial management to all segments of the maritime shipping industry resulting in the Company discontinuing the outsourcing of such services. Newlead Shipping holds the following accreditations:

•
ISO 9001 from American Bureau of Shipping Quality Evaluations for a quality management system that includes consistently providing service that meets customer and applicable statutory and regulatory requirements and enhancing customer satisfaction through, among other things, processes for continual improvement;

•	ISO 14001 from American Bureau of Shipping for environmental management, including policies and objectives targeting legal and other requirements; and

•	Certificate of Company Compliance by the American Bureau of Shipping for safety, quality and environmental requirements of the ABS HSQE guide.

Going concern

The Company has experienced losses, working capital deficiencies, negative operating cash flow and shareholders’ deficiency, which has affected, and which is expected to continue to affect, its ability to satisfy its obligations, despite the Restructuring and the new business arrangements set forth in Note 25 “Subsequent events”. Charter rates for bulkers have experienced a high degree of volatility. Charter hire rates for bulkers continue to be at historical lows.

In connection with the Company’s acquisition of ownership and mineral rights to approximately 7,695 acres of land in Kentucky, USA (the “Kentucky property”), on December 28, 2012, the Company issued promissory notes to RJLT Investments LLC, Williams Industries LLC (“Williams”) and Kentucky Fuel Corporation (“Kentucky”) in the amounts of $1,500, $2,000 and $7,500, respectively, payable in their entirety on January 29, 2013. The Company issued the promissory notes to help facilitate the sale of the Kentucky property from Kentucky to Williams, as the Company has agreed to acquire the Kentucky property from Williams on a closing date subsequent to December 31, 2012. The promissory notes that were issued on December 28, 2012 in the amount of $11,000 are reflected under Promissory notes payable in the consolidated balance sheet. Due to lack of financing, the Company has been unable to meet its obligations and is currently in default under such agreements. To date, the noteholders have not initiated any actions against the Company based upon the continuing defaults. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable for damages and for any and all amounts owed.

In addition, in connection with the Company’s acquisition of ownership and leasehold interests in 18,335 acres in Tennessee, USA (the “Tennessee property”), the Company is required to pay $55,000 ($30,000 was payable on or before February 15, 2013 and $25,000 payable on or before February 15, 2014.) Under the terms of the agreements governing the acquisition, the Company has also agreed to take all reasonable steps to secure financing to close the transaction as soon as possible, and will set a closing date as soon as practicable following a secure commitment of financing, but in any case before the end of the first year following the first lease payment under the agreements. Pursuant to the terms of the agreements, since the transaction has not closed by July 15, 2013, the remaining lease payments will now bear interest at a rate of 6% per annum, payable on the 15th date of each month, until closing occurs. Should closing not occur on or before March 15, 2014, the agreements shall terminate and be of no further force or effect. The Company has been unable to meet the obligations under the agreements, is currently in default under such agreements and no longer has the right to utilize the property. To date, the sellers have not initiated any actions against the Company based upon such continuing defaults. Because the Company has defaulted under the terms of agreements, in June 2013 the Company assigned all rights under permits, mining contracts or other mining assets on the property back to seller. While the Company intends to secure the financing to satisfy the agreements, there can be no assurance that such financing will be secured on favorable terms, or at all. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable to the parties for damages or any and all amounts owed under the agreements, which may adversely affect its business.

Furthermore, due to its economic conditions and operational difficulties, the Company entered into restructuring discussions with the lenders under the facility and credit agreements set forth in Note 15 (Long Term Debt) sections (a) through (h), the holders of the 7% Notes set forth in Note 16 and the counterparties to the Company’s capital leases set forth in Note 17 (Capital Lease Obligations) (collectively, the agreements governing such debt, the “Financing Documents”). As part of those discussions, the Company appointed Moelis & Company (“Moelis”) to act as its financial advisors in respect of an overall restructuring proposal with respect to the Financing Documents. On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”), and which included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The Company has been engaged in negotiations with its lenders under the Financing Documents regarding the terms of the Restructuring Proposal and as of the date of issuance of this report has completed the restructuring efforts for the Syndicate Facility Agreement, Kamsarmax Syndicate Facility Agreements, Eurobank Credit Facility, Northern Shipping Fund LLC Capital Lease Obligation, Portigon AG (formerly, West LB Bank) Credit Facility, Piraeus Bank Credit Facilities, Handysize Syndicate Facility Agreement, Lemissoler Maritime Company W.L.L. Capital Lease Obligation (all references to the Lemissoler Maritime Company W.L.L. Capital Lease Obligation refer to the agreement entered into with Prime Mountain Shipping Ltd, Prime Lake Shipping Ltd, Prime Time Shipping Ltd and Prime Hill Shipping Ltd, the four affiliate companies of Lemissoler Maritime Company W.L.L., in November 2010, for the sale and immediate bareboat leaseback of four dry bulk vessels comprised of three Capesize vessels, the Brazil, the Australia, and the China, as well as the Panamax vessel Grand Rodosi) and the 7% Notes, subject, in the case of the Syndicate Facility Agreement, final payment of outstanding fees. However, the Company was not able to restructure the credit facility with Piraeus Bank (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”). Due to the recent economic conditions of the country of Cyprus and the recent acquisition of the Greek branch of Cyprus Popular Bank Public Co. Ltd. by Piraeus Bank A.E. (“Piraeus Bank”), the Company’s restructuring efforts with Piraeus Bank (CPB loan) have experienced difficulties and, as a result, have been delayed. Due to these difficulties, the Company has chosen to treat its negotiations with Piraeus Bank (CPB loan) separately from its restructuring efforts with its other lenders.The Company remains in restructuring negotiations with Piraeus Bank (CPB loan) outside of the Restructuring Proposal. In addition, while the Company has completed its restructuring efforts with the lenders under the Syndicate Facility Agreement, it continues to have an outstanding liability of $129 under the Syndicate Facility Agreement related to loan fees outstanding. While the proceeds from the sale of the four LR1 vessels under the Syndicate Facility Agreement were used to repay the outstanding amounts owed and fees under the agreement, the Company has nevertheless not been formally discharged and released of any and all of its obligations in respect of the Syndicate Facility Agreement due to this outstanding liability. See also Note 25 for a discussion of the recent developments relating to the Company’s restructuring negotiations.

As a further result of the economic conditions and operational difficulties set out above, as of December 31, 2012, the Company was also in default under its credit agreements with Piraeus Bank (CPB loan), Portigon AG, Piraeus Bank and the 4.5% Senior Convertible Note due in 2022 issued to Prime Shipping Holding Ltd (“Prime”) (an affiliate of Lemissoler Maritime Company W.L.L. (“Lemissoler”)) (“4.5% Note”) (refer to Note 17), in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions), as those credit facilities had not yet been restructured and discharged. To date, the Company continues to be in default under the Piraeus Bank (CPB loan) Credit Facility, the 4.5% Note, the Portigon AG Credit Facility, and the Mojave Finance Inc. Credit Facility. These lenders have continued to reserve their rights in respect of such defaults. They have not exercised their remedies at this time; however, they could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with these lenders, or at all.

Although the Restructuring reduced the Company’s outstanding debt obligations, the Company issued significant additional common shares which diluted its existing shareholders and such additional issuances, individually or in the aggregate, significantly impacted the trading price of the Company’s common shares and may also impact its continued listing on NASDAQ.

As a result of the restructuring process, it will be difficult for the Company to incur additional debt on commercially reasonable terms, even if the Company is permitted to do so under its debt agreements. This may limit the ability of the Company to pursue activities that its management considers to be beneficial to it, which may further impair its financial condition.

All of the above raise substantial doubt regarding the Company’s ability to continue as a going concern.

Long-term debt and the 4.5% Note have been classified as current liabilities due to covenant violations. The covenant violations in long-term debt give lenders the right to call the debt at the balance sheet date, absent waivers. Accordingly, as of December 31, 2012, the Company has reclassified all of its long term debt and 4.5% Note as current liabilities in its consolidated balance sheet, since it has not received waivers in respect of the covenants that were breached at such time. The financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.